UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2012

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

955 East Arques Avenue
Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 530-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 6, 2012, in connection with the proposed acquisition (the “Proposed Acquisition”) of MIPS Technologies, Inc. (“MIPS”) by Imagination Technologies Group plc (“Imagination Technologies”), the following communications were made:

•
Sandeep Vij, Chief Executive Officer of MIPS, sent a letter to MIPS’ employees notifying them of the Proposed Acquisition. The letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The letter includes a link to Imagination Technologies’ news release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

•
Imagination Technologies gave a presentation to its investors and to the media announcing the Proposed Acquisition during which slides were presented. The presentation will be archived on MIPS’ website. The slides are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

•
Mr. Vij and Hossein Yassaie, Chief Executive Officer of Imagination Technologies, sent a letter to MIPS’ vendors notifying them of the Proposed Acquisition. The letter is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

•
Mr. Vij and Mr. Yassaie also sent a letter to  MIPS’ customers and partners notifying them of the Proposed Acquisition. The letter is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Additional Information and Where You Can Find It

In connection with the proposed transactions, MIPS intends to file a definitive proxy statement and other relevant materials with the SEC. The proxy statement and other relevant materials, and any other documents to be filed by MIPS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or from MIPS’ website at www.mips.com or by contacting MIPS Investor Relations at: ir@mips.com. Investors and security holders of MIPS are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to each of the proposed transactions because they will contain important information about the transactions and the parties to the transactions.

MIPS and its executive officers, directors and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from MIPS’ stockholders in favor of the proposed transactions. A list of the names of MIPS’ executive officers and directors and a description of their respective interests in MIPS are set forth in the proxy statement for MIPS’ 2011 Annual Meeting of Stockholders, MIPS’ 2012 Annual Report on Form 10-K and Amendment No. 1 thereto, in any documents subsequently filed by its directors and executive officers under the Securities Exchange Act of 1934, as amended, and the proxy statement and other relevant materials filed with the SEC in connection with the transactions when they become available. Certain executive officers and directors of MIPS have interests in the proposed transactions that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transactions will be described in the proxy statement relating to the transactions when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Current Report:

99.1 Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated November 6, 2012.

99.2 News Release of Imagination Technologies Group plc, dated November 6, 2012.

99.3 Presentation of Imagination Technologies Group plc to investors, dated November 6, 2012.

99.4         Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., and Hossein Yassaie, Chief Executive Officer of Imagination Technologies Group plc, to MIPS’ vendors, dated November 6, 2012.

99.5         Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., and Hossein Yassaie, Chief Executive Officer of Imagination Technologies Group plc, to MIPS’ customers and partners, dated November 6, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	MIPS TECHNOLOGIES, INC.

	By:	/s/ Sandeep Vij
Sandeep Vij
President and Chief Executive Officer

EXHIBITS

Exhibit Number	Description

99.1	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., to MIPS’ employees, dated November 6, 2012.

99.2	News Release of Imagination Technologies Group plc, dated November 6, 2012.

99.3	Presentation of Imagination Technologies Group plc to investors, dated November 6, 2012.

99.4	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., and Hossein Yassaie, Chief Executive Officer of Imagination Technologies Group plc, to MIPS’ vendors, dated November 6, 2012.

99.5	Letter from Sandeep Vij, Chief Executive Officer of MIPS Technologies, Inc., and Hossein Yassaie, Chief Executive Officer of Imagination Technologies Group plc, to MIPS’ customers and partners, dated November 6, 2012.